Exhibit 23.12

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 (File No. 33- ) of our report dated July 27, 1995, on our audits of the financial statements of the financial statements of Osler Medical as of and for the years ended December 31, 1994 and 1993, which report is incorporated by reference in this Registration Statement.

                                              /s/ Hoyman, Dobson & Company, P.A.

                                              HOYMAN, DOBSON & COMPANY, P.A.

Melbourne, Florida
May 10, 1996